Oakseed Opportunity Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated October 7, 2014 to the
Statement of Additional Information dated May 1, 2014

The following disclosure has been added to the “Other Investment Strategies, Policies and Risks” section of the Statement of Additional Information:

Inverse ETFs

Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Inverse ETFs present all of the risks that regular ETFs present. In addition, inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the inverse ETF's actual long term returns will be equal to the daily return that it seeks to achieve. As a result of compounding and because an inverse ETF typically has a single day investment objective, an inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the inverse of the benchmark index, before accounting for fees and fund expenses.  Due to volatility and the effects of compounding, an inverse ETF can lose money even if the level of the benchmark index falls.  A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with the benchmark index, and there can be no guarantee that an inverse ETF will achieve a high degree of inverse correlation.

Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An inverse ETF's use of these techniques will make the Fund's investment in the inverse ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use derivative instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the inverse ETF (that is, the Fund will not lose more than the principal amount invested in the inverse ETF).

Please file this Supplement with your records.